EXHIBIT 4.1

CERTIFICATE REPRESENTING CENTRAL JERSEY BANCORP’S
FIXED RATE CUMULATIVE PERPETUAL SENIOR PREFERRED STOCK – SERIES A,
PAR VALUE $0.01

[FRONT OF CERTIFICATE]

NUMBER 1
11,300 SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY
CENTRAL JERSEY BANCORP
10,000,000 SHARES PREFERRED STOCK, PAR VALUE $0.01
11,300 SHARES FIXED RATE CUMULATIVE PERPETUAL SENIOR PREFERRED
STOCK – SERIES A, PAR VALUE $0.01

This Certifies that United States Department of Treasury
is the owner of Eleven Thousand – Three Hundred (11,300)

fully paid and non-assessable Shares of Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 23rd day of December, 2008

/s/ Robert S. Vuono
Treasurer/Secretary

/s/ James S. Vaccaro
President

Corporate Seal

[REVERSE OF CERTIFICATE]

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations.  Abbreviations, in addition to those appearing below, may be use.

JT TEN	As joint tenants with right of survivorship and not as tenants in common

TEN COM	As tenants in common

TEN ENT	As tenants by the entireties

UNIF GIFT MIN ACT	Uniform Gifts to Minors Act

CUST	Custodian for

UNIF TRANS MIN ACT	Uniform Transfers to Minors Act

For Value Received, ____________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [_______________]____________________________________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________ 20 _____

In presence of

CERTIFICATE
FOR
11,300 SHARES
OF
CENTRAL JERSEY BANCORP
ISSUED TO UNITED STATES DEPARTMENT OF TREASURY
DATED DECEMBER 23, 2008

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES

THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

A FULL STATEMENT OF THE DESIGNATIONS, RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, AND OF THE AUTHORITY OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE SUCH RIGHTS, PREFERENCES AND LIMITATIONS, WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE.